Fees Summary	Sep. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,805,409.00
Previously Paid Amount	0.00
Total Fee Amount	276.41
Total Offset Amount	0.00
Net Fee	$ 276.41